UNITED STATES
                       ?SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 6, 2011
                 Date of Report(Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

            Nevada                      333-140445               20-5619324
(State of Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)        File Number)          Identification No.)

7255 East Alfredo Drive, Scottsdale, AZ                            85258
(Address of Principal Executive Offices)                         (Zip Code)

                                  602-819-4181
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 1.01      Entry into a Material Definitive Agreement

Item 9.01      Financial Statements and Exhibits

SIGNATURES

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 4th, 2011 Casey Container Corp. ("Casey") entered into a Funding Agreement between the Company and Crown Hospitality Group, LLC. ("Crown"). As per the Agreement, Crown agrees to provide Casey with Four Million Dollars, ($4,000,000) in funding. The said funding will be delivered in various amounts over the next twelve months. In consideration Casey will issue Crown Sixty Million Four Hundred Fifty-Six Thousand Six Hundred and Sixty-Seven (60,456,667) shares of its restricted common stock to be issued prorated as funding is delivered. The shares to be issued represent Casey's total issued and outstanding as of close of business June 30th, 2011. Once funding is completed, Crown will be the Company's largest single shareholder holding up to 50% of the Company's total issued and outstanding.

Additional terms to the Agreement offer Crown first right of refusal for future funding opportunities during the term of the Agreement and provide Crown with two Board of Director seats upon 50% of funding. Casey agrees to maintain a five member Board of Directors ultimately consisting of two Crown appointments, two Casey insiders, and one independent. The independent Board member will also chair the Audit and Compensation Committees. Casey further agrees that all funds received from Crown will be strictly used for the establishment and development of two to four production facilities within the Continental United States and for the use of manufacturing, marketing, and selling its products.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number                    Description
--------------                    -----------

    10.1                       Funding Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CASEY CONTAINER, CORP.


Date: July 6th, 2011                    By: /s/ Martin R Nason
                                            ------------------------------------
                                        Name:  Martin R Nason
                                        Title: President & CEO

                                       3